UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22635

Blackstone Alternative Alpha Master Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: March 31, 2016

Date of reporting period: March 31, 2016

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Alternative Asset Management L.P.

ANNUAL REPORT

For the Year Ended March 31, 2016

Blackstone Alternative Alpha Master Fund and Subsidiary

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Blackstone Alternative Alpha Master Fund and Subsidiary:

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Alpha Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of March 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investee funds owned as of March 31, 2016, by correspondence with the investee funds’ investment advisor or administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Alternative Alpha Master Fund and Subsidiary as of March 31, 2016, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP,

New York, New York,

May 25, 2016

Member of

Deloitte Touche Tohmatsu

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of March 31, 2016

Assets:
Investments in Investee Funds, at fair value (Cost $902,596,991)	$925,219,290
Cash	25,012,094
Investment subscriptions paid in advance to Investee Funds	10,000,000
Interest receivable	506,358

Total assets	960,737,742

Liabilities:
Shareholder redemptions payable	12,724,159
Management fees payable	2,929,503
Payable to Investment Manager	409,767
Accrued expenses and other liabilities	272,692

Total liabilities	16,336,121

Net assets	$944,401,621

Components of Net Assets:
Paid-in capital	$988,268,064
Accumulated net investment loss	(12,986,963)
Accumulated net realized loss	(53,501,777)
Net unrealized appreciation on investments	22,622,297

Net assets	$944,401,621

Net Asset Value:
Net assets	$944,401,621
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	879,520

Net asset value per share	$1,073.77

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments

March 31, 2016

	Shares/ Par	Cost	Fair Value	Percentage of Total Net Assets	Redemptions Permitted(1)	Redemption Notification Period(1)
Investments in Investee Funds:
Equity(a)
Glenview Institutional Partners, L.P.		$69,400,000	$ 68,147,864	7.22%	Quarterly	45 Days
Southpoint Qualified Fund LP		59,300,000	66,480,110	7.04%	Quarterly	60 Days
Corvex Partners LP		68,030,000	64,609,913	6.84%	Quarterly	60 Days
Coatue Qualified Partners, L.P.		51,300,000	55,133,780	5.84%	Quarterly	45 Days
Shearwater Offshore, Ltd.(3)	480,181	47,500,000	48,752,323	5.16%	Annually	60 Days
Hoplite Partners, L.P.		44,600,000	47,577,206	5.03%	Monthly – Quarterly	45 Days
Bay Pond Partners, L.P.(2)		49,700,000	45,814,414	4.85%	Semi-annually – Non- Redeemable	45 Days – Non- Redeemable
Samlyn Offshore, Ltd.(3)	40,476	42,000,000	44,331,553	4.69%	Semi-annually	45 Days
Pershing Square, L.P.		46,597,008	35,845,645	3.80%	Quarterly	65 Days
Turiya Fund LP		20,089,088	29,063,395	3.08%	Quarterly	45 Days
JANA Nirvana Fund, L.P.		32,718,876	28,218,160	2.99%	Quarterly	60 Days
MTP Energy Fund Corp
Corp Promissory Note, 13.00%, 9/1/2025-11/1/2025	15,427,500	15,427,500	15,427,500	1.63%	N/A	N/A
Corp Series C — Equity Shares	21,606	15,176,424	8,891,197	0.94%	Quarterly	60 Days

Total MTP Energy Fund Corp		30,603,924	24,318,697
MTP Energy Fund I Ltd.(3)	25,040	25,039,575	23,429,503	2.48%	Quarterly	60 Days
Soroban Opportunities Cayman Fund Ltd(3)	18,729	20,000,000	20,328,869	2.15%	Quarterly	60 Days
Viking Global Equities III Ltd.(3)	6,279	12,400,000	18,280,708	1.94%	Annually	45 Days
Visium Balanced Offshore Fund, Ltd.(3)	4,683	9,230,000	11,782,272	1.25%	Quarterly	60 Days
Soroban Cayman Fund Ltd(3)	3,628	6,936,000	7,271,589	0.77%	Quarterly	60 Days

Total		635,444,471	639,386,001	67.70%

Multi-Category(b)
Magnetar Constellation Fund, Ltd(3)	54,800	54,800,000	59,225,092	6.27%	Quarterly	90 Days

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2016

	Shares	Cost	Fair Value	Percentage of Total Net Assets	Redemptions Permitted(1)	Redemption Notification Period(1)
HBK Multi-Strategy Offshore Fund Ltd.(3)	33,953	$33,976,601	$ 33,821,488	3.58%	Quarterly	90 Days
Elliott International Limited(3)	30,035	31,265,919	33,301,040	3.52%	Quarterly – Semi-annually	60 Days
Third Point Partners Qualified L.P.		35,000,000	32,113,149	3.40%	Quarterly	60 Days

Total		155,042,520	158,460,769	16.77%

Global Macro(c)
Tudor BVI Global Fund Ltd.(3)	316	39,110,000	41,157,946	4.36%	Quarterly	60 Days
Autonomy Global Macro Fund Limited(3)	299,758	30,000,000	31,561,256	3.34%	Monthly	60 Days

Total		69,110,000	72,719,202	7.70%

Relative Value(d)
Renaissance Institutional
Diversified Alpha Fund
International L.P.(3)		43,000,000	54,653,318	5.80%	Monthly	45 Days

Total Investments in Investee Funds(4)(5)		$902,596,991	$925,219,290	97.97%

Other assets, less liabilities			19,182,331	2.03%

Total Net Assets			$944,401,621	100.00%

Percentage of total net assets represents each respective investment in Investee Fund at fair value as compared to total net assets.

The Consolidated Master Fund (as defined herein) is not able to obtain information about certain specific investments held by the Investee Funds due to lack of available data.

Investee Funds are organized in the United States, unless otherwise noted.

Investee Funds are non-income producing securities.

(1)	Reflects general redemption terms for each Investee Fund. See Note 4 in the Notes to Financial Statements for Major Investment Strategies disclosure.
(2)	Investee Fund is held by Blackstone Alternative Alpha Sub Fund I Ltd., which is wholly-owned by the Master Fund.
(3)	Investee Fund is organized in a non-U.S. offshore jurisdiction.
(4)	The total cost of Investee Funds organized in the United States is $507,338,896, with a fair value of $497,322,333
(5)	The total cost of Investee Funds organized in non-U.S. offshore jurisdictions is $395,258,095, with a fair value of $427,896,957.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2016

(a)	The Equity strategy generally includes equity-focused Investee Funds with strategies using a bottom-up analysis that do not actively trade exposures, trading strategies focusing on shorter-term dynamics and appreciation for market technicals, strategies based on top-down thematic/macro views and technically driven statistical arbitrage with fundamental quantitative long/short strategies.
(b)	The Multi-Category strategy generally includes Investee Funds that invest across multiple strategies.
(c)	The Global Macro strategy generally includes global macro-focused Investee Funds with discretionary, directional and inter-country exposure to commodities, equity, interest rates and currencies.
(d)	The Relative Value strategy generally includes relative value-focused Investee Funds with a focus on long/short managers with fundamentally hedged products or otherwise low net exposure.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended March 31, 2016

Net Investment Loss:
Income:
Interest	$1,177,347

Expenses:
Management fees	11,349,335
Administration	429,409
Commitment fees	300,582
Risk monitoring	207,462
Insurance	176,108
Trustee	157,684
Professional	151,440
Legal	132,099
Transfer agent fees	89,190
Custody	46,814
Interest	8,441
Other	132,812

Total expenses	13,181,376

Net Investment Loss	(12,004,029)

Net Decrease in Net Assets from Investments:
Net realized gain from investments in Investee Funds	12,431,755
Net change in unrealized depreciation from investments in Investee Funds	(106,441,693)

Net Decrease in Net Assets from Investments	(94,009,938)

Net Decrease in Net Assets resulting from Operations	$(106,013,967)

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(12,004,029)	$(10,814,629)
Net realized gain from investments in Investee Funds	12,431,755	7,655,784
Net change in unrealized (depreciation) appreciation from investments in Investee Funds	(106,441,693)	75,459,125

Net (decrease) increase in net assets resulting from operations	(106,013,967)	72,300,280

Distributions to shareholders	(24,794,105)	(27,484,041)

Capital Transactions:
Shareholder subscriptions	285,693,812	227,436,891
Shareholder redemptions	(50,875,966)	(17,448,256)
Reinvestment of distributions	24,794,105	27,484,041

Net increase in net assets from capital transactions	259,611,951	237,472,676

Net Assets:
Total increase in net assets	128,803,879	282,288,915
Beginning of year	815,597,742	533,308,827

End of year	$944,401,621	$815,597,742

Accumulated net investment loss	$(12,986,963)	$(16,593,880)

Share Transactions:
Beginning of year	660,774	459,457
Shares issued	241,280	192,587
Shares redeemed	(44,320)	(14,398)
Shares reinvested	21,786	23,128

End of year	879,520	660,774

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2016

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(106,013,967)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in Investee Funds	(12,431,755)
Net change in unrealized depreciation from investments in Investee Funds	106,441,693
Purchase of investments in Investee Funds and subscriptions paid in advance to Investee Funds	(286,943,503)
Proceeds from redemptions of investments in Investee Funds	95,254,963
Increase in interest receivable	(505,426)
Increase in management fees payable	435,704
Decrease in payable to Investment Manager	(184,253)
Decrease in accrued expenses and other liabilities	(196,248)

Net cash used in operating activities	(204,142,792)

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions and subscriptions received in advance	262,114,888
Payments for shareholder redemptions of shares	(47,195,167)
Proceeds from borrowings under credit facility	12,875,000
Repayment of borrowings under credit facility	(12,875,000)

Net cash provided by financing activities	214,919,721

Net change in cash	10,776,929
Cash, beginning of year	14,235,165

Cash, end of year	$25,012,094

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$8,441

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of distributions	$24,794,105

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Per Share Opening Performance:
Net Asset Value, Beginning of Year	$1,234.31	$1,160.74	$1,077.79	$1,000.00
Income/(loss) from Investment Operations:
Net investment loss[1]	(15.48)	(18.30)	(17.68)	(23.23)
Net realized and unrealized gain/(loss) from investments	(114.95)	136.51	114.37	102.99

Net income/(loss) from investment operations	(130.43)	118.21	96.69	79.76

Distributions to shareholders	(30.11)	(44.64)	(13.74)	(1.97)

Net Asset Value, end of year	$1,073.77	$1,234.31	$1,160.74	$1,077.79

Financial Ratios:
Expenses to average net assets	1.45%	1.53%	1.57%	2.28%

Net investment loss to average net assets	(1.33)%	(1.53)%	(1.56)%	(2.27)%

Portfolio turnover	8.97%	8.68%	10.30%	9.01%

Total return	(10.70)%	10.33%	8.98%	7.99%

Net assets, end of year (000s)	$944,402	$815,598	$533,309	$196,348

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investee Funds.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2016

1. Organization

Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non- diversified, closed-end management investment company, commenced operations on April 1, 2012. Blackstone Alternative Alpha Fund (“BAAF”) and Blackstone Alternative Alpha Fund II (“BAAF II, and together with BAAF, the “Feeder Funds” and the Feeder Funds together with the Master Fund, the “Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public-equity and fixed income markets.

The Master Fund owns 100% of the shareholder interest of Blackstone Alternative Alpha Sub Fund I Ltd. (the “Intermediate Fund”), an exempted company incorporated under the laws of the Cayman Islands on March 14, 2012 for the purpose of facilitating the implementation of the Master Fund’s investment objectives. The Consolidated Financial Statements include the financial statements of the Master Fund and the Intermediate Fund (collectively, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Master Fund, the Feeder Funds and the Intermediate Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Master Fund, the Feeder Funds and the Intermediate Fund, is registered with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act, with respect to the Master Fund and the Feeder Funds, and Rule 4.7, with respect to the Intermediate Fund, from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Consolidated Master Fund’s and Feeder Funds’ day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Master Fund.

2. Basis of Presentation

The Consolidated Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. All intercompany accounts and transactions have been eliminated in consolidation.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

3. Significant Accounting Policies

Fair Value Measurements

Valuation Process

The valuation of the Consolidated Master Fund’s investments is reviewed monthly by the valuation committee (“Valuation Committee”). The Valuation Committee is delegated by the Board with the administration and oversight of the Consolidated Master Fund’s valuation policies and procedures. The Valuation Committee determines the fair value of investments in accordance with the current fair value guidance and as described below. In the event the Valuation Committee determines, in its discretion and based on its own due diligence and investment monitoring procedures, that the valuation of any investment determined, as set forth below, does not represent fair value, the Valuation Committee will value such investments at fair value in accordance with procedures adopted in good faith and approved by the Board, as may be amended from time to time.

Investments in Investee Funds

The fair value of investments in limited partnerships and investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent, as a practical expedient for fair value.

The Consolidated Master Fund may, as a practical expedient, estimate the fair value of an investment in an Investee Fund based on the reported net asset value per share or its equivalent (“NAV”) if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”). In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

Additionally, the Consolidated Master Fund may invest in promissory notes issued by an Investee Fund. Such promissory notes are secured by a lien upon assets of the Investee Fund and are classified as investments in Investee Funds. The fair value of Investee Fund promissory notes is based on the residual value of the notes after subtracting the fair value of the Investee Fund’s shares from the Investee Fund’s enterprise value. The enterprise value of the Investee Fund is based upon the reported NAV of the Investee Fund gross of the par value of promissory note liabilities. Such investment in promissory notes are classified as Level 3 of the fair value hierarchy and the most significant unobservable input in determining fair value is the reported NAV of the Investee Fund. As of year-end the fair value of such notes amounted to $15,427,500 and related purchases and sales were $18,150,000 and $2,722,500, respectively during the year.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in the net decrease in net assets from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of, the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

Fair Value of Financial Instruments

The fair value of the Consolidated Master Fund’s assets and liabilities which qualify as Financial Instruments under the existing accounting guidance for Financial Instruments, approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities due to their short term nature.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investments in Investee Funds are recorded when the Consolidated Master Fund redeems or partially redeems its interest in the Investee Funds or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Cash

At March 31, 2016, the Consolidated Master Fund had $25,012,094 of cash held at a major U.S. bank.

Contingencies

Under the Master Fund’s Declaration of Trust, the Master Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund.

Additionally, in the normal course of business, the Consolidated Master Fund enters into contracts that contain a variety of representations and indemnifications. The Consolidated Master Fund’s maximum exposure under these arrangements is unknown. However, the Consolidated Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Income Taxes

The Master Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Master Fund files U.S. federal and various state and local tax returns.

Management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns for the current open tax years ending October 31, 2012, October 31, 2013, October 31, 2014 and October 31, 2015 and has concluded, as of March 31, 2016, that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

The Intermediate Fund is a controlled foreign corporation (“CFC”) for U.S. income tax purposes. As a wholly-owned CFC, the Intermediate Fund’s net income and capital gains, to the extent of its earnings and profits, are included in the Master Fund’s investment company taxable income.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

For the current open tax years and for all major jurisdictions, management of the Intermediate Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Master Fund’s financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Master Fund will be reinvested in additional Shares (defined below) of the Master Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex- dividend date.

Borrowings Under Credit Facility

The Master Fund has a secured revolving borrowing facility (the “Facility”) with borrowing capacity of $43,000,000 (the “Maximum Principal Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Master Fund. Under the terms of the agreement, the Maximum Principal Amount may be increased or decreased upon mutual written consent of the Master Fund and the lender. Outstanding borrowings bear interest at a rate equal to 3-month LIBOR plus 1.00% per annum (1.63% at March 31, 2016). Effective December 31, 2015, a commitment fee is charged in the amount of 0.65% per annum on the total commitment amount of the Facility. Prior to December 31, 2015, the commitment fee charged was 0.70%. Outstanding borrowings and accrued interest are due no later than December 31, 2016, the expiration date of the Facility, at which time the Master Fund and the lender can agree to extend the existing agreement. At March 31, 2016, the Master Fund had no outstanding borrowings under the Facility.

During the year ended March 31, 2016, the Master Fund’s maximum outstanding borrowing was $12,875,000. The weighted average principal outstanding during the period was approximately $1,693,080 at a weighted average interest rate of 1.62% per annum.

Recent Accounting Pronouncements

In January 2016, the Financial Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

In May 2015, the FASB issued ASU No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). The amendment removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV as a practical expedient. The guidance is effective for fiscal years beginning after December 15, 2016 and for interim periods within those years and early adoption is permitted. The Consolidated Master Fund has elected to early adopt and apply this guidance as of year-end. Prior to the issuance of the amended guidance, investments that were fair valued using the NAV as a practical expedient were categorized within the fair value hierarchy based on the Consolidated Master Fund’s ability to redeem its investment on the measurement date. As of year-end, all of the Consolidated Master Fund’s investments in Investee Funds were

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

valued using the practical expedient. As a result of adoption of this guidance, disclosure of investments in Investee Funds within the fair value hierarchy is excluded.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The amendment provides guidance on management’s responsibility in evaluating whether there is substantial doubt about the Consolidated Master Fund’s ability to continue as a going concern and related footnote disclosures. For each reporting period, management is required to evaluate whether there are conditions or events, in the aggregate, that raise substantial doubt about the Consolidated Master Fund’s ability to continue as a going concern within one year from the date the financial statements are issued or are available to be issued. This evaluation should include consideration of conditions and events that are either known or are reasonably knowable at the date the financial statements are issued or are available to be issued, as well as whether it is probable that management’s plans to address the substantial doubt will be implemented and, if so, whether it is probable that the plans will alleviate the substantial doubt. The guidance is effective for annual periods ending after December 15, 2016 and interim periods and annual periods thereafter. Early adoption is permitted. The adoption of this guidance is not expected to have a material impact on future financial statements.

4. Investments

Major Investment Strategies

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot currently be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity	—	372,960	November 2014	381,151,030	9 months- 48 months	257,862,011	639,386,001

Multi-Category	—	—	—	158,087,507	12 months- 24 months	373,262	158,460,769

Global Macro	—	—	—	31,528,151	12 months	41,191,051	72,719,202

Relative Value	—	—	—	—	—	54,653,318	54,653,318

Total	—	372,960	—	570,766,688	—	354,079,642	925,219,290

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement, without consideration of the length of time elapsed from the date of the investments in the Investee Funds. The Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments which were made at differing points in time.

Purchases and sales of investments for the year ended March 31, 2016 were $292,843,502 and $78,835,462 respectively.

5. Fund Terms

Issuance of Shares

The Master Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”). The Master Fund will issue Shares as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Fund reserves the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

Repurchase of Shares

The Master Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Shares from shareholders pursuant to written tenders, the Master Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects to recommend quarterly repurchases.

6. Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value. The Management Fee for any period less than a full quarter is pro-rated.

Expense Payments

The Investment Manager pays expenses on behalf of the Consolidated Master Fund and is subsequently reimbursed for such payments. As of March 31, 2016, the Consolidated Master Fund had $409,767 payable to the Investment Manager recorded in the Consolidated Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Consolidated Master Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds invest in these instruments for trading and hedging purposes. The Consolidated Master Fund is indirectly subject to certain risks arising from investments made by the Investee Funds.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

Market Risk

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions such as interest and currency rate movements. The Consolidated Master Fund is exposed to market risk indirectly as a result of the types of investments entered into by the Investee Funds. The Consolidated Master Fund actively monitors its exposure to market risk.

Investee Funds may invest in entities that trade or may invest directly in interest rate swaps, credit default swaps, exchange-traded and over-the-counter options, futures transactions, forward transactions, and securities sold, not yet purchased.

Credit Risk

Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Consolidated Master Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty fails to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

8. Income Taxes

The primary difference between book and tax appreciation/depreciation of Investee Funds is attributable to adjustments to the tax basis of Investee Funds based on allocation of income and distributions from Investee Funds and the realization for tax purposes of financial statement unrealized gain/loss. In addition, the cost of Investee Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Investee Funds. As of March 31, 2016, the aggregate cost of Investee Funds and the composition of unrealized appreciation and depreciation on Investee Funds for federal income tax purposes are noted below.

Federal tax cost of investments in Investee Funds	$949,751,007

Gross unrealized appreciation	$10,782,390
Gross unrealized depreciation	(35,314,107)

Net unrealized depreciation	$(24,531,717)

The tax character of dividends paid to shareholders during the year January 1, 2015 to December 31, 2015 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$—	$24,794,105	$24,794,105	$—	$24,794,105

The tax character of dividends paid to shareholders during the period January 1, 2014 to December 31, 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$9,817,637	$17,666,404	$27,484,041	$—	$27,484,041

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2016

As of the tax year ended October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$3,771,257	$—	$46,126,174	$49,897,431

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Accordingly, the following permanent differences, primarily due to distribution redesignation, passive foreign investment companies and partnership basis adjustments, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2015:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$15,610,946	$(15,614,403)	$3,457

9. Subsequent Events

The Consolidated Master Fund has evaluated the impact of subsequent events through the date of financial statement issuance.

On May 20, 2016, the Master Fund commenced an offer to purchase (“Offer”) up to 32,000 Shares at a price equal to the Shares’ net asset value effective as of June 30, 2016. The Offer expires on June 28, 2016.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information

March 31, 2016 (Unaudited)

Management of the Fund

The Consolidated Master Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Consolidated Master Fund (the “Independent Trustees”). The Consolidated Master Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Master Fund’s Declaration of Trust. The Consolidated Master Fund’s Board of Trustees also serves as the board of trustees of the Feeder Funds.

Compensation for Trustees

The Funds pay no compensation to any of their officers or to the Trustees who are not Independent Trustees. Each Independent Trustee is paid by the Funds $38,000 per fiscal year in aggregate for his or her services to the Funds. The Chairman of the Board of Trustees of the Funds and the Chair of the Audit Committee each receive an additional $2,000 per fiscal year. The Trustees are reimbursed by the Funds for their travel expenses related to Board meetings, continuing education and conferences.

INDEPENDENT TRUSTEES
Name and Year of Birth	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
John M. Brown (1959)	Trustee	Since 1/2012	Retired (2012 to present) Independent Consultant (2010 to 2012)	5	None
Frank J. Coates (1964)	Trustee	Since 1/2012	CEO, Wheelhouse Analytics, LLC (2010 to present) (Technology Solutions)	5	Member of Board of Managers of Evermore Global Advisors, LLC
Peter M. Gilbert (1947)	Trustee	Since 2/2016	Chief Investment Officer, Lehigh University Endowment Fund (2007 to 2015)	5	None
Paul J. Lawler (1948)	Trustee	Since 1/2012	Retired (2010 to present)	5	Trustee, First Eagle Variable Funds (1 portfolio); Trustee, First Eagle Funds (8 portfolios)
Kristen M. Leopold (1967)	Trustee	Since 1/2012	CFO, KL Associates LLC (Hedge Fund Consulting) (2007 to present) CFO, WFL Real Estate Services, LLC (2007 to present)	5	Trustee, CPG Alternative Strategies Fund, LLC; Trustee, CPG Carlyle Fund, LLC; Trustee, CPG Carlyle Master Fund, LLC

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees	Positions Held with the Trust	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex(2)	Other Trusteeships Held During Past 5 Years
Peter Koffler(3) (1956)	Trustee	Since 12/2012	Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2012 to present) Chief Compliance Officer, The Blackstone Group L.P. (2013 to Present) General Counsel, Blackstone Alternative Asset Management L.P. and Blackstone Alternative Investment Advisors LLC (2010 to present) Managing Director(4), Blackstone Alternative Asset Management L.P. (2006 to 2011) Chief Compliance Officer, Blackstone Alternative Asset Management L.P. (2008 to 2012)	5	None

OFFICERS
Name and Year of Birth	Positions Held with the Trust	Term of Office(5)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	Since 11/2011

Managing Director(4), Blackstone Alternative Asset Management L.P. (2014 to present)

Vice President, Blackstone Alternative Asset Management L.P. (2012 to 2013)

Associate, Blackstone Alternative Asset Management L.P. (2010 to 2011)

Brian F. Gavin (1969)	President (Principal Executive Officer)	Since 11/2011	Chief Operating Officer & Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to present)

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

OFFICERS
Name and Year of Birth	Positions Held with the Trust	Term of Office(5)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Hayley Stein (1977)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 12/2012

Managing Director(4), Blackstone Alternative Asset Management L.P. (2011 to present)

Chief Compliance Officer, Blackstone Alternative Asset Management L.P. and Blackstone Alternative Investment Advisors LLC (2013 to present)

Vice President, Blackstone Alternative Asset Management L.P. (2006 to 2010)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	Since 11/2011

Senior Managing Director(4), Blackstone Alternative Asset Management L.P. (2016 to present)

Chief Financial Officer, Blackstone Alternative Asset Management L.P. and Blackstone Alternative Investment Advisors LLC (2007 to present)

Managing Director(4), Blackstone Alternative Asset Management L.P. (2007 to 2015)

James Hannigan (1983)	Chief Legal Officer	Since 03/2015

Vice President, Blackstone Alternative Asset Management L.P. (2014 to present)

Associate, Blackstone Alternative Asset Management L.P. (2012 to 2013)

Assistant Vice President, FRM Americas, LLC (2011 to 2012)

Associate, Willkie Farr & Gallagher LLP (2008 to 2011)

(1)	Term of office of each Trustee is indefinite, until his or her resignation, removal or death. Any Trustee of the Master-Feeder Funds may be removed from office in accordance with the provisions of each of the Fund’s and the Master Fund’s Declaration of Trust and Bylaws.
(2)	The “Fund Complex” consists of the Funds, Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund. Blackstone Alternative Multi-Manager Fund is expected to liquidate on or about May 31, 2016.
(3)	Mr. Koffler is an “interested person” of the Funds, as defined by the 1940 Act, due to his position with the Adviser and its affiliates.
(4)	Executive title, not a board of directorship.
(5)	Term of office for each Officer is indefinite, until his or her death, resignation, removal or disqualification.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Consolidated Master Fund as of March 31, 2016.

Assets Class(1)	Fair Value	%
Equity	$639,386,001	69.11%
Multi-Category	158,460,769	17.13%
Global Macro	72,719,202	7.86%
Relative Value	54,653,318	5.90%

Total Investments	$925,219,290	100.00%

(1)	The complete list of investments included in the listed asset class categories is included in the Consolidated Schedule of Investments of the Consolidated Master Fund’s financial statements.

Form N-Q Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Consolidated Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. The Consolidated Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, 2015, is available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Board Approval of the Continuance of the Investment Management Agreement

At a joint meeting of the Boards of the Master Fund, BAAF, and BAAF II held in person on February 23-24, 2016, the Board, including all of the Independent Trustees, considered and unanimously approved the Investment Management Agreements (the “Agreements”) between each Fund and BAAM. The Board and Independent Trustees also considered and unanimously approved the Investment Management Agreement between the Intermediate Fund and BAAM. Because the Intermediate Fund is a wholly-owned subsidiary of the Master Fund, the Board and Independent Trustees evaluated its Investment Management Agreement in conjunction with that of the Master Fund, not separately, and references to the Master Fund’s Agreement should be considered to include reference to the Intermediate Fund Investment Management Agreement.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the Agreements, the operations of the Funds, and other relevant considerations. The Independent Trustees met with representatives of BAAM separately in executive session to consider the information BAAM provided. They also met in executive session with their independent legal counsel. In evaluating the Agreement, the Board took into account the “master-feeder” structure and the fact that BAAM serves as investment adviser to each Fund but receives a management fee only from the Master Fund. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following considerations, among others:

Nature, Extent, and Quality of the Services

The Board discussed BAAM’s personnel, operations, and financial condition and considered: the background and experience of key investment personnel and BAAM’s ability to retain them; BAAM’s focus on analysis of complex asset categories; BAAM’s disciplined investment approach and commitment to investment principles; BAAM’s status as one of the world’s largest discretionary allocators to hedge funds and the potential competitive advantage resulting from that status in sourcing hedge fund investments; BAAM’s manager selection and due diligence process; BAAM’s significant risk management, compliance, and operational efforts; and BAAM’s oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew each Agreement. The Board also concluded that BAAM likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape, and investor needs.

Fund Performance

The Board, including the Independent Trustees, received and considered information about (i) the one year, quarter-to-date, year-to-date, and trailing 3 months performance information of BAAF, Advisor Class II Shares of BAAF II and Advisor Class III Shares of BAAF II (net of fees and expenses) for 2015, as compared to various indices, and (ii) the 2015 monthly and calendar year performance of BAAF (net of fees and expenses), as compared to a group of seven funds selected by the Oversight Committee as competitor funds having a similar equity long/short investment strategy or a multi-strategy strategy (the “Committee-prepared peer group”) . In addition, the Board considered information about performance risk measurements of BAAF and the Committee-prepared peer group such as (i) annualized return, (ii) annualized standard deviation, (iii) Sharpe ratio, (iv) beta statistics, and (v) index correlation. The Board noted that the 2015 performance return of BAAF was less than the return of four of the seven funds in the Committee-prepared peer group over the same period.

The Board further considered information about the annualized standard deviation, a key measurement of volatility, of BAAF and each of the funds in the Committee-prepared peer group over various periods, BAAF’s upside and downside capture, and BAAF’s historical performance and volatility versus that of several indices. Taking into account such factors, the Board concluded that the investment performance generated by BAAM was generally satisfactory.

Fees and Expenses

The Board, including the Independent Trustees, compared the fees and expense ratios of BAAF and BAAF II (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2015 against fees and expense ratios of a peer group of registered funds of hedge funds selected by Broadridge with similar investment objectives (‘‘Broadridge-prepared peer group’’). The Board also considered analysis provided by BAAM on the Broadridge-prepared peer group and a comparison provided by BAAM of the fees and expenses of BAAF and BAAF II (Advisor Class II Shares and Advisor Class III Shares) against those of a private fund managed by BAAM that offers a similar investment program.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

Specifically, the Board considered data based on information provided by Broadridge indicating that, (i) the contractual (before waivers) management (including both investment management and administration fees) fee rates of BAAF and BAAF II, was ranked seventh highest of ten among the contractual management (including both investment management and administration fees) fee rate of the Broadridge-prepared peer group, and (ii) the actual (after waivers) management fee of BAAF and BAAF II was ranked seventh highest of ten among the actual management fee rate of the Broadridge-prepared peer group.

The Board also took into consideration the peer group analysis prepared by BAAM, under the guidance of the Mandate Oversight Committee, as of February 2016, which showed fees and expenses of BAAF and a group of competitor funds selected by BAAM (including the seven funds in the Committee-selected peer group used for performance comparisons). The Board noted that: (i) BAAF’s contractual management fee was 15 bps higher than the average contractual management fee of the peer group (excluding BAAF); and (ii) BAAF’s total net expenses were 2 bps higher than the average total net expenses of the peer group (excluding BAAF) but that the scope of services provided by BAAM justified the higher fees. On the basis of the factors considered and information presented, the Board determined that BAAF fee rates were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAAM, the Board considered BAAM’s resources devoted to the Funds as well as the revenues earned and expenses incurred by BAAM. The Board considered profitability data provided by BAAM showing fees, revenues, and overhead expenses of BAAF and BAAF II. The Board took into account the significant investment by, and cost to, BAAM regarding service infrastructure to support the Funds and their investors. On the basis of the Board’s review of the fees to be charged by BAAM for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, BAAM’s financial information, and the overhead costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by an expense limitation agreement.

Economies of Scale

While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees were reasonable in light of the Funds’ current and anticipated sizes and reflected the Funds’ complex operations. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BAAM, in the future.

Other Benefits

The Board noted that BAAM reported that it does not expect to receive significant ancillary benefits as a result of its relationship with the Funds and BAAM does not realize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BAAM from its relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to each Fund and investors therein, and are consistent with industry practice and the best interests of each Fund and its shareholders.

Other Considerations

In addition, the Board considered BAAF’s and BAAF II’s since inception return, volatility, Sharpe ratio, and BAAF’s alpha and beta ratios in comparison to those of the HFRI Equity Hedge Index, S&P 500 Total Return Index, Barclays Aggregate Bond Index, and MSCI World Index. The Board noted that (i) BAAF’s

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2016 (Unaudited)

and BAAF II’s returns and Sharpe ratios were higher than those of the HFRI Equity Hedge Index and Barclays Aggregate Bond Index; (ii) BAAF’s and BAAF II’s volatility and BAAF’s beta ratios were less than the HFRI Equity Hedge Index; and (iii) BAAF’s and BAAF II’s returns were less than those of the S&P 500 Total Return Index, as would be expected during periods of strong equity market performance; however the volatility and beta measurements were significantly less than those of the S&P 500 Total Return Index. On the basis of the Board’s assessment, the Board concluded that BAAM was capable of generating a level of long term investment performance that is appropriate in light of the Funds’ investment objectives, policies, and strategies and competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Agreements were fair and reasonable with respect to the services that BAAM provides to the Funds and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was also assisted by the advice of independent counsel in making this determination.

Additional Information

The Master Fund’s registration statement includes additional information about the Trustees of the Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Blackstone Alternative Alpha Master Fund

Trustees

John M. Brown, Chairman

Frank J. Coates

Peter M. Gilbert

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Investment Manager

Blackstone Alternative Asset Management L.P.

345 Park Avenue

New York, New York 10154

Administrator and Fund Accounting Agent

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian

Citibank

388 Greenwich Street

New York, NY 10013

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

North Quincy, MA 02171

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

Hayley Stein, Chief Compliance Officer

James Hannigan, Chief Legal Officer

Stephen Buehler, Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Alpha Master Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year	Previous Year
(a)	Audit Fees	$80,000	$85,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$22,500	$22,500
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Alternative Asset Management L.P., the investment adviser of the registrant (“BAAM”), and any entity controlling, controlled by, or under common control with BAAM that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers – as of June 3, 2016

Each of Blackstone Alternative Alpha Fund (“BAAF”) and Blackstone Alternative Alpha Fund II (“BAAF II”) is a “feeder fund” that invests substantially all of its assets in the registrant (together with BAAF and BAAF II, the “BAAF Funds”). BAAM’s Investment Committee has primary responsibility for the day-to-day management of the portfolio of such funds. Information regarding the portfolio managers is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Bibliography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)

Greg Geiling	2016	2012-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011: Managing Director, Blackstone (Hedge Fund Solutions)

Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)

John McCormick	2016	2010-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2016	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Alberto Santulin	2012	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

*	Mr. Santulin has served as portfolio manager of BAAF since 2012 and BAAF II since 2013. Each of Messrs. Berger, Geiling, Jordan, McCormick, Morris, and Sullens has served as portfolio manager of the Master Fund since 2016.

(a)(2) Other Accounts Managed by Portfolio Managers – as of December 31, 2015

The table below identifies, for each named portfolio manager of the registrant (a “Portfolio Manager”), the number of accounts (other than the registrant, BAAF and BAAF II), for which the Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger
	Registered Investment Companies	2	$5.2 billion	0	$0
	Other Pooled Investment Vehicles	129	$62 billion	88	$35 billion
	Other Accounts	0	$0	0	$0
Greg Geiling
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	118	$55 billion	77	$28 billion
	Other Accounts	0	$0	0	$0
Robert Jordan
	Registered Investment Companies	2	$5.2 billion	0	$0
	Other Pooled Investment Vehicles	119	$56 billion	78	$29 billion
	Other Accounts	0	$0	0	$0
John McCormick
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	128	$61 billion	87	$34 billion
	Other Accounts	0	$0	0	$0
Ian Morris
	Registered Investment Companies	2	$5.2 billion	0	$0
	Other Pooled Investment Vehicles	119	$56 billion	78	$29 billion
	Other Accounts	0	$0	0	$0
Stephen Sullens
	Registered Investment Companies	2	$5.2 billion	0	$0
	Other Pooled Investment Vehicles	124	$59 billion	83	$32 billion
	Other Accounts	0	$0	0	$0
Alberto Santulin
	Registered Investment Companies	2	$5.2 billion	0	$0
	Other Pooled Investment Vehicles	1	$871 million	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. The BAAF Funds may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities. If an investment opportunity is appropriate for the BAAF Funds and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in a fair and equitable manner, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within The Blackstone Group L.P.’s, the parent company of BAAM (“Blackstone”), Hedge Fund Solutions Group, acts as an investment manager, managing member, general partner, or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity. To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the BAAF Funds, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the BAAF Funds and are limited in capacity, BAAM may be required to choose among the BAAF Funds, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner and in accordance with BAAM’s written allocation procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions and similar factors.

Financial Interests in Underlying Managers. BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to conflicts of interest between the BAAF Funds and such other investment vehicles managed by such other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers. Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). Such ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF, or BAAF II) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the BAAF Funds’ assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Strategic Alliance Fund. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds typically will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF, or BAAF II) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, such investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the BAAF Funds from such fund generally would be detrimental to the Strategic Alliance Fund. In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with an Emerging Manager, the Strategic Alliance Fund will receive a portion of the revenue the Emerging Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Fund, on the other hand. In order to mitigate the potential conflict, BSAA and the Strategic Alliance Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with an Emerging Manager. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest. There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that make investments typically in the form of equity interests or revenue shares in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s or its affiliates’ relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the registrant, BAAF, or BAAF II) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the BAAF Funds from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with a Strategic Capital Manager, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. With respect to assets of a BAAM Multi-Manager Fund which are treated as “plan assets” for purposes of ERISA, and as otherwise determined by BSCA, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from such fund’s investment with that Strategic Capital Manager. Those amounts will be passed through or rebated to the BAAM Multi-Manager Fund. This pass through/rebate generally also applies in the case of investments with a Strategic Capital Manager outside of its commingled vehicles. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest. There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Senfina Advisors L.L.C. Blackstone Senfina Advisors L.L.C. (“BSA”), an affiliate of BAAM, manages certain funds (each, a “BSA Fund”) that will allocate capital among unaffiliated portfolio managers (“BSA Managers”) and invest capital directly. Initially, all BSA Managers will be exclusive to the BSA Funds, but, in the future, they may develop their own investment management businesses. BSA expects to have a revenue share or other economic interest in such businesses. The nature of BAAM’s or its affiliates’ relationship with the BSA Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds typically will not be able to invest in the investment vehicles managed by the BSA Managers, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the BAAF Funds) to benefit themselves to the detriment of the registered investment company and its shareholders. To the extent that an investment by the BAAF Funds in a fund managed by a BSA Manager would not be prohibited under the 1940 Act, such investment generally would benefit BSA and a withdrawal/redemption by the BAAF Funds from such fund generally would be detrimental to BSA. In particular to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests directly with a BSA Manager, BSA will receive a portion of the revenue the BSA Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the BAAF Funds, on the one hand, and BAAM’s interest in the success of BSA, the BSA Managers and the BSA Funds, on the other hand. In order to mitigate the potential conflict, BSA will waive its share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with the BSA Manager. Those amounts will be passed through or rebated to the BAAM Multi-Manager Fund. This pass through/rebate generally also applies in the case of co-investments or other investments with a BSA Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any BSA Manager with which they invest. There is significant overlap between BAAM’s and BSA’s investment committees.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the BAAF Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the BAAF Funds expect to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the BAAF Funds, might become restricted to those respective businesses and be unavailable to the BAAF Funds.

Blackstone Proprietary Funds. From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally receives a substantial portion of the revenues attributable to these Proprietary Funds, in most instances greater than the portion of the revenues it would receive from the BAAF Funds. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the BAAF Funds will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the BAAF Funds. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the BAAF Funds) to benefit themselves to the detriment of the registered investment company and its shareholders.

Middle- and Back-Office Services

BAAM owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund and the Master Fund serves on the board of Arcesium. To the extent permitted by the 1940 Act, Arcesium may provide certain middle- and back-office services and technology to one or more underlying managers and Investment Funds. The services and technology provided to the applicable Investment Funds by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, and other services and technology as agreed between the applicable underlying manager and Arcesium. BAAM may recommend Arcesium’s services to certain underlying managers. BAAM will not require any underlying managers to hire Arcesium as a condition to investing in the Investment Funds of said underlying managers nor will it favor underlying managers who use Arcesium over underlying managers who use other qualified middle- and back-office services providers when selecting underlying managers for the Fund’s portfolio.

In return for such services, Arcesium typically will receive from the applicable Investment Fund a one-time upfront implementation fee, an annual software fee (based on the Investment Fund’s net asset value), and an annual operations services fee (also based on the Investment Fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees will be negotiated directly by Arcesium and the underlying managers. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there may be conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, such cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM and its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the Funds will be reimbursed for any portion of the Arcesium Fees paid by it.

Other Activities of Blackstone, BAAM and its Affiliates. BAAM devotes to the BAAF Funds as much time as is necessary or appropriate, in its judgment, to manage the BAAF Funds’ activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the BAAF Funds and may also carry on investment activities for a significant number of other clients (including registered investment companies and other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the BAAF Funds have no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the BAAF Funds. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the BAAF Funds but such time will be allocated among the BAAF Funds and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of registered investment companies and other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the BAAF Funds may otherwise have to participate in investments. The BAAF Funds may be forced to waive voting rights or sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the BAAF Funds’ assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing BAAF Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the BAAF Funds and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the BAAF Funds’ investment, BAAM may cause the BAAF Funds to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see Non-Discretionary/Advisory Clients below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the BAAF Funds, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the BAAF Funds but, for various reasons, were not pursued by, or available to, the BAAF Funds. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the BAAF Funds that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the BAAF Funds have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the BAAF Funds.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the BAAF Funds. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients. BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the BAAF Funds, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the BAAF Funds, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the BAAF Funds, BAAM Multi-Manager Funds or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the BAAF Funds, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the BAAF Funds, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Placement Agent Arrangements. Blackstone Advisory Partners L.P., the distributor, is an affiliate of BAAM. In addition, certain broker-dealer affiliates of BAAM may enter into placement agent agreements or otherwise be retained as placement agent by a Portfolio Manager. Under these placement agent agreements, to the extent permitted by applicable law, the Portfolio Manager may compensate BAAM’s affiliates for referring investors (including the BAAF Funds) to the Portfolio Manager and such fees will not be shared with the BAAF Funds or the Investors.

Service Providers and Financial Institutions as Investors. From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the BAAF Funds or have a relationship with BAAM and/or Blackstone. Through such “capital introduction” events, prospective investors in the BAAF Funds have the opportunity to meet with BAAM. Neither BAAM nor the BAAF Funds compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and BAAM in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the BAAF Funds.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the BAAF Funds. These institutions and employees are a potential source of information and ideas that could benefit the BAAF Funds. BAAM has procedures in place designed to prevent the inappropriate use of such information by the BAAF Funds.

Transactions Between the BAAF Funds and Other BAAM Clients. BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the BAAF Funds to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

(a)(3) Compensation of Portfolio Managers

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by BAAM or its affiliates and not by the registrant, BAAF, or BAAF II. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P., the parent company of BAAM (“Blackstone”), which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of BAAM and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of BAAM; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to BAAM derived from the management of the registrant, BAAF, BAAF II, and the other accounts managed by BAAM; the absolute performance of the registrant, BAAF, BAAF II, and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of BAAM; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of the registrant beneficially owned by each Portfolio Manager as of December 31, 2015.

Portfolio Manager	Registrant
Gideon Berger	None
Greg Geiling	None
Robert Jordan	None
John McCormick	None
Ian Morris	None
Stephen Sullens	None
Alberto Santulin	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Blackstone Alternative Alpha Master Fund

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date	June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date	June 3, 2016

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)

Date	June 3, 2016